UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 13, 2026

SANUWAVE Health, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-42552	20-1176000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9600 W. 76th Street, Suite 118,	Eden Prairie,	Minnesota	55344
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code	(952)	656-1029

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SNWV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registration is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02    Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

In connection with the preparation of the 2025 consolidated financial statements of Sanuwave Health, Inc. (the “Company”), the Company engaged a third party to conduct a sales and use tax nexus study. Management used this third party report and identified that the Company had a historical state sales and use tax liability related to prior periods. The Company is required and subject to collect and remit sales and use tax in state and local jurisdictions where it has economic and physical nexus.

As a result, on March 13, 2026, the audit committee of the board of directors of the Company, after discussion with the Company’s management and with Baker Tilly US, LLP (“Baker Tilly”), the Company’s independent registered public accounting firm, and Marcum LLP (“Marcum”), the Company’s former independent registered public accounting firm, concluded that the following should no longer be relied upon: (a) the Company’s previously issued unaudited condensed consolidated financial statements as of and for (i) the three and nine months ended September 30, 2024, (ii) the three and six months ended June 30, 2024, (iii) the three months ended March 31, 2024, (iv) the three and nine months ended September 30, 2025, (v) the three and six months ended June 30, 2025, and (vi) the three months ended March 31, 2025 and (b) the Company’s previously issued audited consolidated financial statements as of and for the year ended December 31, 2024 (collectively, the “Affected Periods”), filed with the Securities and Exchange Commission (the “SEC”) in the respective Quarterly Reports on Form 10-Q for such quarterly periods and in the Annual Report on Form 10-K for such year and included in any reports, related earnings releases, investor presentations or similar communications of the Company’s financial results. Based on its review of the Affected Periods to date, the Company plans to restate its consolidated financial statements for the year ended December 31, 2024 in its Annual Report on Form 10-K for the year ended December 31, 2025 (the “2025 Form 10-K”). Additionally, the 2025 Form 10-K will include restated unaudited financial information for the other Affected Periods.

In addition, the Company’s management is in the process of evaluating whether the matter discussed above will result in the identification of additional material weaknesses in the Company’s internal control over financial reporting. Management’s conclusions regarding the impacts of the matter discussed above on the Company’s internal control over financial reporting will be included in the 2025 Form 10-K, which the Company expects to timely file with the SEC.

While the Company’s review is ongoing, at the time of filing this Current Report on Form 8-K, the Company expects to record (i) an aggregate increase in reported liabilities of between $4.9 million to $5.2 million in the consolidated balance sheets as of December 31, 2025 and (ii) an aggregate increase in previously reported expense of between $1.6 million to $1.8 million, including taxes, interest and penalties, in the consolidated statements of comprehensive income (loss) for the year ended December 31, 2024 and (iii) an aggregate increase in reported expense of between $1.7 million to $1.9 million, including taxes, interest and penalties, in the consolidated statements of comprehensive income (loss) for the year ended December 31, 2025.

The audit committee and the Company’s management have discussed the matters disclosed in this Current Report on Form 8-K with Baker Tilly and Marcum.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements relating to the preparation of the Company’s consolidated financial statements as of and for the year ended December 31, 2025; the annual and interim periods affected by the matters discussed above and subject to restatement; the timing for filing the 2025 Form 10-K; the assessment of the Company’s internal control over financial reporting; and the potential scope and impact of the issues discussed above, which are estimates as of the date hereof. Forward-looking statements include all statements that are not statements of historical fact regarding intent, belief or current expectations of the Company, its directors or its officers. Forward-looking statements may contain words such as “may,” “will,” “should,” “could,” “expect,” “plan,” “believe,” “estimate” and “potential,” the negative of these terms or other comparable terminology. Any expectations based on these forward-looking statements are subject to risks and uncertainties and important factors that may cause future results to differ materially from the Company’s current expectations, including, among other things, the Company’s future financial results, the timing and nature of the resolution of the issues discussed in this filing, any delay in the filing of the 2025 Form 10-K or other required periodic reports, the timing and results of the Company’s review of the effectiveness of internal control over financial reporting and related disclosure controls and procedures, whether a restatement or correction of financial results will be required for other accounting issues and adverse effects on the Company related to the disclosures made in this report. For other risk factors affecting the Company, see the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-

K and Quarterly Reports on Form 10-Q. These and many other factors could affect the Company’s future financial condition and operating results and cause actual results to differ materially from expectations based on forward-looking statements made in this report or elsewhere by the Company or on its behalf. The Company undertakes no obligation to revise or update any forward-looking statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANUWAVE HEALTH, INC.

Dated: March 13, 2026	By:	/s/ Morgan Frank
	Name:	Morgan Frank
	Title:	Chief Executive Officer
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